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                                                         *Material deleted
                                                      pursuant to Application
                                                      for Confidential Treatment

                                    CONFIDENTIAL
                                      06/08/98

INTERIM PROPOSAL

The following proposal puts forth material changes to the March 5, 1993 Processing Agreement between ADS Alliance Data Systems, Inc. and US Satellite Broadcasting, Inc.

1)  BASE PAY INCREASE - Highlights

    -    Effective February 1, 1998.
    -    Telemarketing per minute rate:    *     from current levels to
           *       *   .  This per minute rate will be scaled up or down,
         based on fluctuations in call minutes, using the same methodology
         and percentages as the table     *     of the current Processing
         Agreement (i.e, in the column "charge per minute 24 hours/day," for
         the row titled     *     the currently adjusted charge is estimated
         to be    *  .  This charge is     *     to    *  , and all other
         amounts in the column "charge per minute 24 hours/day" are   *   in
         the same proportion).
    -       *
    -    Statement fee   *    per statement   *    to      *    per
         statement.  This statement fee will be based on a volume driven scale
         using the same methodology and percentages as the table   *    of
         the current Processing Agreement (i.e. in the column "per statement
         based on monthly volume," for the row titled    *    the
         amount  *   is   *   to    *  , and all other amounts in the
         column "per statement based on monthly volume" are   *    in the
         same proportion).
    -       *
    - Pricing assumes that all billing inserts will meet Alliance published design specifications except where otherwise specifically agreed to in writing. Revised specifications for the Spotlight insert will be mutually agreed to within 60 days.
    -    Pay Per View (PPV) Support
         - The pricing for the PPV gate and resources supporting PPV events is as follows:
              -     *
              -     *
              -     *
         - A significant PPV event shall be defined as a PPV event which requires the utilization of resources at Alliance's other facilities (e.g. Mission, Columbus, etc.) and other third parties.
         - For support of significant PPV events, set up, scripting, connectivity, minimums mutually agreed to in advance and other related charges may apply, to be commercially reasonable and consistent with past practice.
         -    For significant PPV events which require the utilization of
              third-party resources, USSB will be billed at   *
              provided Alliance uses commercially reasonable efforts to
              obtain market rates.  Any required connectivity, set up,
              minimums mutually agreed to in advance or related charges may also apply, to be commercially reasonable and consistent with past practice.
         -       *

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                                    CONFIDENTIAL
                                      06/08/98

              -      *
              -      *
              -      *
    -    Other fees adjusted as set forth in Attachment 1.

2)  INCENTIVE BONUS BASED ON ALLIANCE CONTROLLED PERFORMANCE

    -    Effective 6/1/98
    -    Performance will be measured weekly at the following    *    gates:   *
         will be a weighted average combination of the remaining gates.
    -       *
    -       *
    -       *
    -    The                     *                 will be
         measured on:
         -    *
         -    *
         -    *
    -    The performance targets are as follows:

-----------------------------------------------------------------------------
              *                  -    Performance target based on
                                      achieving goals within the
                                      following ranges:
                                      *
                                      *
                                      *
                                      *
                                 -    Alliance and USSB will use
                                      commercially reasonable efforts
                                      to continue to reduce *  to  *
                                      below these target levels.
                                 -    Peak season (Nov. 1 - Jan. 31)
                                       *  performance targets to be
                                      adjusted  *   by gate.
                                 -    Procedures and exclusions for
                                      phased roll-in of
                                      script/service/system changes to
                                      adjust  *  targets to be mutually
                                      agreed to on a case-by-case
                                      basis.
-----------------------------------------------------------------------------
              *                  -    *   of calls answered within  *
                                      seconds by gate
-----------------------------------------------------------------------------

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                                    CONFIDENTIAL
                                      06/08/98

-----------------------------------------------------------------------------
              *                  -    *  performance target using the
                                      *    measures of  *
                                      (weighting each standard
                                      equally)
                                 -    *  programs will be mutually
                                      reviewed to ensure equity,
                                      eliminate redundancy and prevent
                                      conflict with each other and
                                      other goals.
                                 -    *  measured monthly by gate
                                      with monthly  *  score
                                      applying to all weeks in that
                                      month for that gate
                                 -    Ramp-up as follows:
                                      -    Months 1-2:     *
                                      -    Months 3-4:     *
                                      -    Month 5:        *
                                      -    Month 6+:       *
-----------------------------------------------------------------------------
    - Exclusions - Any day on which the following events occur will be excluded from the performance calculation:

    -    Call volume by gate for the day that is more than   *   greater than
         Alliance's call forecast   *   results in that gate for that day
         being excluded from the weekly calculation.
         - Business Events: Plans for Alliance support of USSB Business Events will continue to require USSB approval. Business Events are those which create a short term surge in USSB subscriber or other business activity that is beyond the Alliance resources normally assigned to meet USSB system development or call center operations requirements. An example would be certain aspects of an access card change-out, spiked call volume due to significant television advertising or extensive advertising programs that are concentrated in short time periods. These surges would require Alliance to temporarily augment its USSB Team by rapidly ramping up Alliance resources or third party vendor support.
         - Technical problems of third parties such as MCI, CAMC, events of force majeure, or acts of God, so long as Alliance uses best efforts during such periods.
         - Requests for training will require a minimum advance notice of 4 weeks. *
         - Major USSB training initiatives requiring mass hiring of ESCs for support will require mutually agreed upon revisions to appropriate performance targets regardless of the notification period.
         - Script, Service or System Development Change requests that impact performance targets will require revised performance targets as appropriate.

    -    *   payout schedule for achieving performance targets:

    *

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                                    CONFIDENTIAL
                                      06/08/98

-      *   Performance Targets
    - * bonus incentives are not dependent on achieving performance targets in any other gates
    -    *  bonus incentives are based on   *   and are paid out
         as follows on an annualized basis:

         *

    -    The   *  gate must meet a minimum of   *   for the month in order
         to qualify for any bonus payout for that month.  This   *   performance
         target is subject to the same exclusions and carve-outs as described
         for    *    .
    -    USSB will use good faith efforts to ensure the availability of special
         subscriber packages and promotional tools for use in the   *
         gate.  Alliance will regularly confer with USSB and make
         recommendations to USSB for improving   *  .
    -    Effective 6/1/98

3)   *   BONUS BASED ON SHARED CONTROL OF PERFORMANCE
    -    An annualized bonus target of  *   will be made available based on
         achieving mutually developed performance targets assigned to   *
            * , as long as the achievement of the performance targets is profitable to both parties. If the parties determine that the
         performance targets associated with the   *   make it unprofitable
         for either party to achieve the intended   *   annualized incentive
         then the parties will use best efforts to develop other shared
         control performance targets to fulfill the intent to achieve   *
         in annualized incentive.
    - Alliance and USSB will use best efforts to mutually determine appropriate and profitable performance targets, payout scales, and measurement tools no later than 90 days from the date this document has been executed by both parties. The mutually agreed upon payouts shall begin 90 days from the date this document has been executed by both parties unless the parties agree to begin payouts sooner.

4)   SYSTEM DEVELOPMENT MINIMUM OF   *  ANALYST MONTHS PER MONTH @
      *  /ANALYST MONTH EFFECTIVE APRIL 1, 1998
     -    As previously agreed (copy attached)

5) USSB PAYS COST OF RETAINING DATA ON-LINE BEYOND CURRENT CONTRACTUAL REQUIREMENTS
     -    As previously agreed (copy attached)

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                                    CONFIDENTIAL
                                      06/08/98

6)  WIND DOWN
    -    Alliance will continue to provide support to USSB with the pricing in
         this document being replaced with   *
    - Alliance and USSB will use commercially reasonable efforts to accomplish a quick transition.
    -    The wind down period will last not longer than   *  days.

7)  ALLIANCE WILL CONTINUE TO PERFORM TABLE MAINTENANCE, AS PRESENTLY DONE, AT
    *

8)  ALLIANCE PROVIDES BACK-UP DATABASE AND ASSOCIATED QUERY CAPABILITY, AS
    CURRENTLY USED, AT   *    UP TO   *   CPU HOURS PER MONTH.

9)  ACCESS GRANTED TO   *  , OR OTHER COMPLEMENTARY
    SERVICE VENDORS AS FOLLOWS:
         - USSB will either submit a "SPRF" to define the project requirements or notify Alliance of USSB's intent to use the existing USSB T-1 connection with Alliance to deploy the current system. USSB will include with its notification an SPRF describing the project purpose, scope, and organization involved. Any SPRF submitted for this project will be reviewed by Alliance to ensure technical feasibility, system security (assigning and administering unique third party system log-on user identification codes) and monitoring and metering capabilities.
              *
         -    USSB will be billed   *   per "access" by these vendors.  This
              pricing may be subject to increase, to be negotiated in good faith, based on material changes in USSB requirements.

10) *


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                                    CONFIDENTIAL
                                      06/08/98

11) *

12) USSB WILL AGREE TO PROVIDE ALLIANCE WITH A REASONABLE PERIOD OF TIME TO UNDERSTAND NEW PROJECTS AND DEVELOP PROCEDURES FOR IMPLEMENTATION. SIMILARLY, ALLIANCE WILL USE COMMERCIALLY REASONABLE EFFORTS, CONSISTENT WITH THE PARTIES' CONTRACTUAL OBLIGATIONS, TO ENSURE THAT ALL CHANGE IN SERVICE REQUESTS, AS PRIORITIZED, ARE EXPEDITED THROUGH ALLIANCE INTERNAL REVIEW PROCEDURES WHICH MAY INCLUDE OPERATIONAL IMPACT REVIEW, SYSTEM DEVELOPMENT REVIEW AND PRICING REVIEW.

13) IF USSB REQUESTS THAT ALLIANCE PERFORM SERVICES FOR WHICH NO PRICES ARE EXPRESSLY PROVIDED UNDER THE PROCESSING AGREEMENT OR ATTACHMENT 1, ALLIANCE
    WILL LOOK TO ITS PAST CUSTOMS AND PRACTICES WITHIN THE MOST RECENT   *
    IN ESTABLISHING PRICES FOR THOSE SERVICES.  WITH THE EXCEPTION
    OF CERTAIN USSB "BUSINESS EVENTS" (e.g. P2 CAM, BASICS MIGRATION, AND
    OTHERS AS DEFINED IN SECTION 2) THESE BUSINESS EVENTS WILL BE PRICED   *   .
    IF THERE ARE SERVICES FOR WHICH NO PAST CUSTOMS OR PRACTICES EXIST, ALLIANCE WILL PROVIDE USSB * .

14) ANY FEE DISPUTES AND ANY DISPUTES UNDER THIS LETTER AMENDMENT THAT CANNOT BE RESOLVED WITHIN 60 DAYS OF BILLING WILL BE SUBMITTED TO BINDING ARBITRATION. DURING ANY UNRESOLVED DISPUTE, ALLIANCE WILL CONTINUE TO PROVIDE SERVICE TO USSB AND USSB WILL CONTINUE TO PAY UNDISPUTED AMOUNTS.

15) USSB IS RESPONSIBLE FOR ALL TAXES AND ANY INCREASES IN TELECOMMUNICATION, ADMINISTRATIVE OR POSTAGE FEES INCURRED BY ALLIANCE WITH RESPECT TO THE DELIVERY OF THESE SERVICES
    - As an example, the FCC has significantly expanded the concept of providing universal telecommunications service and has created a new program called the Universal Service Fund (USF). The USF will fund programs to provide affordable telecommunications services to schools, libraries, rural healthcare providers and low-income consumers. The FCC ordered that the USF will be funded by an assessment on ALL providers of interstate telecommunications services, effective
         immediately.   *

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                                    CONFIDENTIAL
                                      06/08/98

Unless expressly modified above, all other provisions of the March 5, 1993 Processing Agreement between our Companies will continue to apply.

Please acknowledge your acceptance of this proposal by signing below:

ACCEPTED AND AGREED:

ADS ALLIANCE DATA SYSTEMS, INC.        US SATELLITE BROADCASTING COMPANY, INC.


By:  /s/ J. Michael Parks              By:  /s/ Stanley E. Hubbard
    --------------------------------       ---------------------------------


Its: Chairman and CEO                  Its:   President and CEO
     -------------------------------        --------------------------------


Date:  6/8/98                          Date:  6/9/98
      ------------------------------        --------------------------------


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